Exhibit 99.1 Stephens Investment Conference November 18, 2020Exhibit 99.1 Stephens Investment Conference November 18, 2020

Cautionary Statements Cautionary Statement Regarding Forward-Looking Statements This presentation contains “forward-looking statements” for purposes of the federal securities laws. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated capital expenditures, production, revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, environmental risks, COVID-19 impacts, failure to find, acquire or gain access to other discoveries and prospects or to successfully develop and produce from our current discoveries and prospects, geologic risk, drilling and other operating risks, well control risk, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, risks related to the integration of recently acquired assets, including the possibility that the anticipated benefits of the acquisitions are not realized when expected or at all, as well as other factors discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and other filings with the Securities and Exchange Commission (“SEC”). Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. All forward-looking statements speak only as of the date hereof. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, to reflect events or circumstances after the date of this presentation. Reserve Information Reserve engineering is a process of estimating underground accumulations of oil, natural gas and NGLs that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities may justify revisions upward or downward of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil, natural gas and NGLs that are ultimately recovered. In addition, we use the terms gross and net resource potential in this presentation, neither of which is a measure of reserves prepared in accordance with SEC guidelines or permitted to be included in SEC filings. These resource estimates are inherently more uncertain than estimates of reserves prepared in accordance with SEC guidelines. Use of Non-GAAP Financial Measures This presentation includes the use of certain measures that have not been calculated in accordance with generally acceptable accounting principles (GAAP), including EBITDA, Net Debt, Free Cash Flow and PV-10. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. This presentation also includes PV-10, which is a non-GAAP financial measure used by management, investors and analysts to estimate the present value, discounted at 10% per annum, of the estimated future cash flows of our estimated proved reserves before income tax and derivatives. Management believes that PV-10 provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, we believe the use of a pre-tax measure is valuable for evaluating us. PV-10 should not be considered as an alternative to the standardized measure of discounted future net cash flows as computed under GAAP. Use of Projections This presentation contains projections, including year-end exit rate production volumes. Our independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if our assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside our control. Accordingly, there can be no assurance that the projected results are indicative of our future performance after completion of the transaction or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved. Industry and Market Data; Trademarks and Trade Names This presentation has been prepared by us and includes market data and other statistical information from sources we believe to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on our good faith estimates, which are derived from our review of internal sources as well as the independent sources described above. Although we believe these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness. We own or have rights to various trademarks, service marks and trade names that we use in connection with the operation of our businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with us or an endorsement or sponsorship by us. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2Cautionary Statements Cautionary Statement Regarding Forward-Looking Statements This presentation contains “forward-looking statements” for purposes of the federal securities laws. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated capital expenditures, production, revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, environmental risks, COVID-19 impacts, failure to find, acquire or gain access to other discoveries and prospects or to successfully develop and produce from our current discoveries and prospects, geologic risk, drilling and other operating risks, well control risk, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, risks related to the integration of recently acquired assets, including the possibility that the anticipated benefits of the acquisitions are not realized when expected or at all, as well as other factors discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and other filings with the Securities and Exchange Commission (“SEC”). Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. All forward-looking statements speak only as of the date hereof. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, to reflect events or circumstances after the date of this presentation. Reserve Information Reserve engineering is a process of estimating underground accumulations of oil, natural gas and NGLs that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities may justify revisions upward or downward of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil, natural gas and NGLs that are ultimately recovered. In addition, we use the terms gross and net resource potential in this presentation, neither of which is a measure of reserves prepared in accordance with SEC guidelines or permitted to be included in SEC filings. These resource estimates are inherently more uncertain than estimates of reserves prepared in accordance with SEC guidelines. Use of Non-GAAP Financial Measures This presentation includes the use of certain measures that have not been calculated in accordance with generally acceptable accounting principles (GAAP), including EBITDA, Net Debt, Free Cash Flow and PV-10. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. This presentation also includes PV-10, which is a non-GAAP financial measure used by management, investors and analysts to estimate the present value, discounted at 10% per annum, of the estimated future cash flows of our estimated proved reserves before income tax and derivatives. Management believes that PV-10 provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, we believe the use of a pre-tax measure is valuable for evaluating us. PV-10 should not be considered as an alternative to the standardized measure of discounted future net cash flows as computed under GAAP. Use of Projections This presentation contains projections, including year-end exit rate production volumes. Our independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if our assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside our control. Accordingly, there can be no assurance that the projected results are indicative of our future performance after completion of the transaction or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved. Industry and Market Data; Trademarks and Trade Names This presentation has been prepared by us and includes market data and other statistical information from sources we believe to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on our good faith estimates, which are derived from our review of internal sources as well as the independent sources described above. Although we believe these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness. We own or have rights to various trademarks, service marks and trade names that we use in connection with the operation of our businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with us or an endorsement or sponsorship by us. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2

Talos Energy at a Glance



MISSISSIPPI
ALABAMA
LOUISIANA
TEXAS
Talos Blocks
Gulf of Mexico Shelf
Mississippi Canyon
Green Canyon
Offshore Mexico
Block 7
Zama
Block 31
MEXICO
Gulf of Mexico



71-73 MBoe/d Net
30%
70%
Deepwater
Shelf



269 MMBoe 2P Net
35%
19%
17%
30%
PDP
PDNP
PUD
Probable



269 MMBoe 2P Net
66%
6%
28%
Oil
NGL
Gas

Attractive Operating Profile

- 71-73 MBoe/d December 2020E Exit Rate
- ~70% Operated
- ~70% Liquids
- ~70% Deepwater
- Consistently generate free cash flow with high margins and a leading cost profile

Strong Credit

- 1.8x Leverage (3Q20 Net Debt / LTM EBITDA)
- >$350 MM in liquidity (3Q20)
- Significant asset coverage of ~2.7x Proved PV-10 / Net Debt
- Active hedging program: ~9 MMBbls, ~23 Bcf hedged for 2021

Positioned for Growth

- Advancing world-class Zama discovery in offshore Mexico
- Inventory of >130 prospects with >1.2 BN Boe (Net Potential)
- ~1.5 MM gross acres for exploration (~20% State / 80% Federal)
- Globally transferrable conventional G&G, offshore operations skill sets

TALOS ENERGY

Reserves figures based on pro forma mid-year 2020 database utilizing SEC prices at June 30, 2020 of $47.17/bbl and $2.07 per MMBtu in perpetuity. Reserves figures based on internal management estimates and were not reviewed by an independent third party reserve engineer. Credit metrics calculated using September 30, 2020 debt and cash figures and Credit Facility LTM EBITDA. Production exit rate figure based on December 2020E average daily production rate assuming no material unplanned downtime. Net resource potential is not a measure of reserves prepared in accordance with SEC guidelines.

3

Business Updates

Talos remains well-positioned for the future despite recent economic shutdown and commodity price volatility

2020 Calendar Year

- **Aggressive cost-cutting efforts – operating and capital expenses**
  - Expect to reduce 2020E expenses by over $220 MM from initial guidance
  - $145 MM reduction in Capex guidance
  - $80 MM reduction in Opex, G&A expense guidance
- **Equitized Notes in exchange deal, highlighting prioritization of balance sheet strength**
  - Debt-for-equity exchange for ~$37.2 MM of 11.00% Second Lien Notes
  - ~3 MM shares issued
- **Opportunistic M&A using equity to preserve balance sheet, improve credit profile**
  - 90% Equity – select Castex Energy 2005 assets: ~6 Mboe/d, PV-20 of PDP valuation, >$30 MM LTM cash flow
- **Asset coverage and reserves base expansion**
  - Mid-year SEC reserves of ~189 MMBOE Proved (~76% Proved Developed)
  - Proved PV-10: $2,820 MM (2.7x asset coverage)
  - PD PV-10: $2,370 MM (2.3x asset coverage)

Recent Updates

- **Maintained safe and efficient operations despite highly active storm season**
  - Impacted by ~35 days of storm downtime versus historical average of 5-7 days per year since Talos inception
- **Announced 100% success rate on 2020 capital projects**
  - Logged ~325 feet of pay in Kaleidoscope well (GC-18); first oil in 4Q 2020
  - Initiated Tornado water flood project at >20,000 bbl/day injection rate, increasing both field rate and pressure
  - Achieved first oil from Bulleit discovery in 4Q 2020
- **Restarting production at Ram Powell facility**
  - Received regulatory approvals, finalizing repairs to Ram Powell facility
  - Start-up expected in November 2020 (4.8 MBoe/d net prior to shut-in)
- **Retained 2020 exit rate guidance**
  - Reiterated 71-73 MBoe/d December guidance despite weather, third-party downtime and COVID-related impacts to production and capital projects

TALOS ENERGY

Reserves figures based on pro forma mid-year 2020 database utilizing SEC prices at June 30, 2020 of $47.17/bbl and $2.07 per MMBtu in perpetuity. Reserves figures based on internal management estimates and were not reviewed by an independent third party reserve engineer.

4

Long-Term Value & Strong Credit Profile

Talos has an attractive profile with equity upside and solid asset coverage



$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Pre-Tax PV-10 ($MM)
$1,822
$548
$450
$2,820
$1,344
$4,164
$1,665
$1,038
ENTERPRISE VALUE
NET DEBT
PDP
PDNP
PUD
1P
Probable
2P

	PDP	PDNP	PUD	1P	Probable	2P
MMBoe	93	51	46	189	80	269

Key Highlights

- Numerous re-completions in PDNP and low-risk PUD drilling opportunities
- Probables are primarily performance-based (no additional capital requirements)
- Expect Mexico resources from Zama and Xaxamani to convert into 2P reserves upon FID (not currently in 2P)
- >130 prospects(1) representing >1.2 BN BOE net unrisked resource potential
- ~1.5 MM gross acres for future exploration

(1) Includes approximately 75 MMBoe of 2P resources from 46 locations included in 2P NAV.

TALOS ENERGY

Reserves figures based on pro forma mid-year 2020 database utilizing SEC prices at June 30, 2020 of $47.17/bbl and $2.07 per MMBtu in perpetuity. Reserves figures based on internal management estimates and were not reviewed by an independent third party reserve engineer. Enterprise Value calculated as of November 17, 2020 using September 30, 2020 debt and cash figures. All figures shown pre-tax. Resource is not a measure of reserves prepared in accordance with SEC guidelines.

5

Capitalization & Credit Statistics

Debt Capitalization ($MM) as of September 30, 2020	
Reserve Based Lending Facility – Drawn *(Borrowing Base - $985 MM)*	$650
11.00% 2nd Lien Notes due 2022	348
7.50% Senior Notes due 2022	6
Capital Lease	67
Total Debt	**$1,071**
Total Cash and Equivalents	32
Net Debt	**$1,038**

Leverage

1.8x

Net Debt / LTM EBITDA

Liquidity

>$350

Liquidity ($MM)

Asset Coverage

2.3x

Proved Dev. PV-10 / Net Debt

2.7x

Proved PV-10 / Net Debt

Talos has a solid credit profile, strong balance sheet and ample liquidity to thrive in any market conditions

Reserves figures based on pro forma mid-year 2020 database utilizing SEC prices at June 30, 2020 of $47.17/bbl and $2.07 per MMBtu in perpetuity. Reserves figures based on internal management estimates and were not reviewed by an independent third party reserve engineer. Net Debt / LTM EBITDA calculated using Credit Facility LTM Adjusted EBITDA.

TALOS ENERGY
6

Gulf of Mexico Basin Contributions

2019 Jobs Impact of the Gulf of Mexico Oil and Gas Industry


MISSISSIPPI
ALABAMA
TEXAS
LOUISIANA
147,000
Jobs Supported
Texas
94,000
Jobs Supported
Louisiana
20,000
Jobs Supported
Mississippi
28,000
Jobs Supported
Alabama
Western
Planning Area
Central
Planning Area
Gulf of
Mexico

>2 MILLION BOE/D
PRODUCTION

>345K JOBS
ACROSS NATIONWIDE SUPPLY CHAIN

>$28 BILLION
U.S. GDP IMPACT

#2 CONTRIBUTOR
TO THE U.S. TREASURY(1)

"[Outer Continental Shelf] activity not only supports our nation's energy security, it also promotes economic stability and growth through the contributions of offshore operators who pay production royalties, annual rentals, bonus bids on the leases and inspection fees. These contributions from offshore oil and gas provide billions annually to the U.S. Treasury."

- Scott A. Angelle, Director
Bureau of Safety and Environmental Enforcement (BSEE)

TALOS ENERGY

Source: National Ocean Industries Association.
(1) Federal royalties fund the Land & Water Conservation Fund, earmarked for National Parks.

7

ESG Leadership & Safety Focus


SAFETY
FOCUS

- **>50% reduction in TRIR from 2018**
  - Zero recordable incidents by Talos employees in 2019
  - Nine total recordable incidents across ~3,700,000 man hours worked in U.S. operations
  - Highly competitive incident rate across all economic sectors


ENVIRONMENTAL
RESPONSIBILITY

- **Zero hydrocarbon releases** greater than one barrel in 2019
  - <1/3 of one barrel released from ~28,000,000 gross operated barrels produced (~0.000001%)
- **17% reduction** in Scope 1 GHG emissions from 2018
- **Minimal flaring** (only for occasional safety/operational reasons)


SOCIAL
COMMITMENT

- **>$1,000,000 committed or raised** for local communities and charitable organizations
  - $500 offered annually to every employee to donate to organization of their choice
- **Eight consecutive years** as a Top Workplace by the Houston Chronicle (every year since inception)
- Recently launched a higher education tuition reimbursement program for employees


GOVERNANCE
LEADERSHIP

- **Performance-based compensation** with stock ownership guidelines, clawback policies and an independent compensation consultant
- **Independent Board of Directors** and Independent Lead Director
  - **20% female representation** on Board of Directors
  - 4 distinct committees each with separate charters


2020
ESG
Report
TALOS

Inaugural ESG Report Published November 2020

LINK

TALOS ENERGY

8

Investing Across the Asset Lifecycle Success driven by ability to invest across the asset lifecycle and consistently improve opportunity set Advanced Seismic Reprocessing Asset Management In-Field Drilling Exploitation Exploration § Invest in recompletions § Execute low-risk drilling to § Add new production with § Find material new resources and workovers to optimize maximize recovery from near-field drilling and production with step- existing production known fields opportunities, often at change potential for the § Right-size cost structure§ Achieve economies of scale material scale Company at facilities Production Curve Time 9 ProductionInvesting Across the Asset Lifecycle Success driven by ability to invest across the asset lifecycle and consistently improve opportunity set Advanced Seismic Reprocessing Asset Management In-Field Drilling Exploitation Exploration § Invest in recompletions § Execute low-risk drilling to § Add new production with § Find material new resources and workovers to optimize maximize recovery from near-field drilling and production with step- existing production known fields opportunities, often at change potential for the § Right-size cost structure§ Achieve economies of scale material scale Company at facilities Production Curve Time 9 Production

Leveraging Seismic to Develop Portfolio of Opportunities Extensive seismic footprint provides advantage in evaluating prospects to improve results and reduce risk § Seismic database covers ~45MM acres (70k square miles) across the Gulf of Mexico § Footprint covers 90%+ of Talos operations and exploration areas 10Leveraging Seismic to Develop Portfolio of Opportunities Extensive seismic footprint provides advantage in evaluating prospects to improve results and reduce risk § Seismic database covers ~45MM acres (70k square miles) across the Gulf of Mexico § Footprint covers 90%+ of Talos operations and exploration areas 10

Active M&A and Business Development Robust business development pipeline provides avenues for exploration and portfolio management Key Takeaways § Low entry-cost M&A and subsequent business development provide a pathway to leverage core competencies on organic E&P activities as the primary value creation focus – transactions are a means to achieve better drilling results § In addition to asset acquisitions, ongoing business development through the asset lifecycle helps to optimize the risk profile of capital planning and provide project diversity § Undercapitalization of basin has left behind great opportunities and few players to seize them § Talos is among a select group of E&Ps that possesses the technical, operational, and financial capability to execute on the wide spectrum of opportunities Single Asset Transactions & Stranded Assets Exploration and Development Joint Ventures Strategic Opportunities § Low entry-cost transactions§ Accelerates exploration§ Large portfolios of offshore assets § Capital-starved assets held by Majors§ Reduces capex and concentration risk§ Step-change potential 11Active M&A and Business Development Robust business development pipeline provides avenues for exploration and portfolio management Key Takeaways § Low entry-cost M&A and subsequent business development provide a pathway to leverage core competencies on organic E&P activities as the primary value creation focus – transactions are a means to achieve better drilling results § In addition to asset acquisitions, ongoing business development through the asset lifecycle helps to optimize the risk profile of capital planning and provide project diversity § Undercapitalization of basin has left behind great opportunities and few players to seize them § Talos is among a select group of E&Ps that possesses the technical, operational, and financial capability to execute on the wide spectrum of opportunities Single Asset Transactions & Stranded Assets Exploration and Development Joint Ventures Strategic Opportunities § Low entry-cost transactions§ Accelerates exploration§ Large portfolios of offshore assets § Capital-starved assets held by Majors§ Reduces capex and concentration risk§ Step-change potential 11

Key Operated Facilities

Key assets have available capacity for future drilling and hosting third party production



Phoenix Complex

Block: Green Canyon 236

Depth: ~2,200 ft

Nameplate: 45 Mbo/d

Spare Capacity: ~40%

Original Discovery: Chevron / BHP

PHA Partners: Kosmos



Green Canyon 18

Block: Green Canyon 18

Depth: ~750 ft

Nameplate: 20 Mbo/d

Spare Capacity: ~95%

Original Discovery: ExxonMobil

PHA Partners: EnVen, Otto



Pompano

Block: Viosca Knoll 989

Depth: ~1,300 ft

Nameplate: 60 Mbo/d

Spare Capacity: ~75%

Original Discovery: BP

PHA Partners: Beacon, Red Willow, Ridgewood, LLOG, Houston Energy, CL&F, Hunt, Walter



Ram Powell

Block: Viosca Knoll 912

Depth: ~3,200 ft

Nameplate: 60 Mbo/d

Spare Capacity: ~75%

Original Discovery: Shell

PHA Partners: Beacon, Red Willow, Ridgewood, LLOG, Houston Energy



Amberjack

Block: Mississippi Canyon 109

Depth: ~1,100 ft

Nameplate: 22 Mbo/d

Spare Capacity: ~85%

Original Discovery: BP

PHA Partners: Fieldwood

TALOS ENERGY

12

Full-Cycle Regional Case Study – Green Canyon Technical expertise unlocks resource opportunity; leveraging infrastructure provides strong full-cycle value creation 1 2 3 3 1 2 3 Green Canyon 18 Phoenix Complex Geophysics & Business Development § Since acquiring asset in 2013 increased § Expertise in reprocessing typically leads to another § Acquired GC-18 for <$15mm in 2018 production from ~10 MBoe/d to up to ~43 round of drilling on acquired assets, enhancing § Existing asset has produced over 100 MMBoe historically MBoe/d in 2Q 2019 transaction economics § Unlocked drilling and business development § Tornado field (Talos discovery) recently initiated § Reprocessing projects around acquired assets led to opportunities successful water flood project – increased business development activities with BP/Chevron on ― Drilled Bulleit well, brought online 4Q 2020 production rates and pressures Puma West, the Antrim discovery and surrounding ― Drilled Kaleidoscope well, expected online 4Q 2020 Middle Miocene sub-salt prospects § Only independent to operate a Floating ― Evaluating future development well targets Production Unit in the U.S. GOM (Shell and Murphy operate one FPSO each) 13Full-Cycle Regional Case Study – Green Canyon Technical expertise unlocks resource opportunity; leveraging infrastructure provides strong full-cycle value creation 1 2 3 3 1 2 3 Green Canyon 18 Phoenix Complex Geophysics & Business Development § Since acquiring asset in 2013 increased § Expertise in reprocessing typically leads to another § Acquired GC-18 for <$15mm in 2018 production from ~10 MBoe/d to up to ~43 round of drilling on acquired assets, enhancing § Existing asset has produced over 100 MMBoe historically MBoe/d in 2Q 2019 transaction economics § Unlocked drilling and business development § Tornado field (Talos discovery) recently initiated § Reprocessing projects around acquired assets led to opportunities successful water flood project – increased business development activities with BP/Chevron on ― Drilled Bulleit well, brought online 4Q 2020 production rates and pressures Puma West, the Antrim discovery and surrounding ― Drilled Kaleidoscope well, expected online 4Q 2020 Middle Miocene sub-salt prospects § Only independent to operate a Floating ― Evaluating future development well targets Production Unit in the U.S. GOM (Shell and Murphy operate one FPSO each) 13

Full-Cycle Regional Case Study – Mississippi Canyon

Technical expertise unlocks resource opportunity; leveraging infrastructure provides strong full-cycle value creation


Louisiana
Talos Blocks
Talos Seismic


Main Pass
Viosca Knoll
Ram Powell
Pompano
Stonefly
Praline
Amberjack
Delta House
30-Mile Radius
Mississippi Canyon
DeSoto Canyon
Talos Blocks
Talos Seismic

1 Substantial Regional Infrastructure

- Mississippi Canyon assets include several operated facilities with significant spare capacity and overlapping tie-back footprints
- Facilities acquired at low entry costs and optimized to extend field life and significantly defer P&A

2 PHA Partners

- PHAs provide fee-based cash flow and cover substantial amount of fixed costs, making incremental Talos production very high margin
- Stonefly discovery achieved first oil through Ram Powell platform
- Praline discovery advancing with future PHA through Pompano

3 Access for Future Exploration

- Tie-back radius to operated facilities provides flow assurance for future exploration activities
- Eliminates need for long-lead, expensive host platform
- Adding acreage and prospects via lease sales and business development

14

Substantial Acreage Position

Large and diverse acreage position provides broad future exploration opportunity set

Key Takeaways

- Significant acreage position across known Gulf of Mexico geologies, including Pliocene, Miocene, Subsalt Miocene, Wilcox, etc.
- Although Talos holds over 800k primary term acres, the Company has only spent $40 MM on lease bonuses since inception; most acreage came through M&A efforts
- ~20% State / ~80% Federal leasehold mix

Gross Acreage by Core Area



8%
33%
38%
20%
1,463 Acres ('000)
Miss. Canyon
Green Canyon
Shelf & Gulf Coast
Mexico

Gross Acreage by Type



46%
54%
1,463 Acres ('000)
Primary Term
Held By Production

Gross Primary Term Expiration



12%
18%
24%
14%
32%
796 Acres ('000)
<2022
2022
2023
2024
2025+

TALOS ENERGY

Primary Term includes all undeveloped acreage, including unitized, depth-severed acreage, etc. Net Acres of ~708,000. Mississippi Canyon includes Atwater Valley, DeSoto Canyon, Mississippi Canyon and Viosca Knoll. Green Canyon includes Garden Banks, Green Canyon, Keathley Canyon and Walker Ridge.

15

Inventory Overview – Portfolio Summary

Low risk portfolio to sustain and diversify production plus high impact targets for future growth

- **The Company maintains and continues to grow a deep, diverse inventory portfolio providing sustainable growth**
- **Talos's project inventory consists of over 130 projects with a net unrisked resource potential of ~1.2 billion Boe**
- **Portfolio includes a significant inventory of low risk opportunities coupled with high impact exploration prospects**

Identified Projects By Core Area


4
50
46
33
133
Projects
Miss. Canyon
Green Canyon
Shelf
Mexico

Identified Projects By Type


47
55
31
133
Projects
Development
Exploitation
Exploration

Net Unrisked Resource By Type (MMBoe)


165
107
936
1,208
MMBoe
Development
Exploitation
Exploration

Net unrisked resource is not a measure of reserves prepared in accordance with SEC guidelines.

16

Inventory Details

Portfolio depth and diversity provides long activity runway in any environment

- Talos has optionality in project selection to respond to any commodity price and regulatory environment
- Permitting on leased lands is prescriptive and handled in district and regional offices
- A broad opportunity set of lower-risk Development and Exploitation projects:
  - Provides multiple years of activity for a "maintenance" capital program
  - Primarily located on existing producing leases, minimizing potential regulatory risk around primary term leases
- Significant resource potential exists through the exploration project portfolio, preserving future growth options
- Constantly evaluating additional opportunities across ~1.5 MM gross acre footprint spanning the basin

	Projects (Count)			Net Unrisked Resource (MMBoe)
	Held By Production	Primary Term	**Total**	**Total**
In-Field / Development	50	5	**55**	**165**
Exploitation	25	6	**31**	**107**
Exploration	4	43	**47**	**936**
Total Drilling & Completions	**79**	**54**	**133**	**1,208**
Asset Management	Evergreen			

Net unrisked resource is not a measure of reserves prepared in accordance with SEC guidelines.

TALOS ENERGY

17

2020 Activity Overview

Mississippi Canyon

- Claiborne #3 successfully drilled, on production
- Stonefly PHA first oil
- Ram Powell repairs expected complete in November 2020


Coelacanth


Ram Powell

Green Canyon

- Tornado water flood initiated with strong initial results
- Bulleit first oil achieved
- Kaleidoscope expected online 4Q 2020


GC 18


HP-1

Shelf & Gulf Coast

- 15-20 asset management / recompletion projects
- Various P&A activities


EW 305

Mexico

- Advancing Zama unitization discussions
- Xaxamani appraisal planning


Zama


Xaxamani

TALOS ENERGY 18

Tornado Waterflood Results Project Highlights New Tornado 4 Well Existing Tornado 1 Well § First dumpflood injector in Deepwater § No surface equipment required for injection activity § Zero sourced water – all water already exists in natural aquifer above hydrocarbon zone B-4 Subsurface Aquifer § B-4 aquifer provides pressure support to prolific B-6 reservoir, capturing additional reserves and extending field life Injected Water Increases Hydrocarbon Flow Recent Results § B-6 reservoir response observed just 7 hours after initiating injection § Tornado 1 production rate and Rate & Pressure Response pressure steadily increasing § Currently injecting 20-25k barrels of water per day with stable aquifer injection pressure 19Tornado Waterflood Results Project Highlights New Tornado 4 Well Existing Tornado 1 Well § First dumpflood injector in Deepwater § No surface equipment required for injection activity § Zero sourced water – all water already exists in natural aquifer above hydrocarbon zone B-4 Subsurface Aquifer § B-4 aquifer provides pressure support to prolific B-6 reservoir, capturing additional reserves and extending field life Injected Water Increases Hydrocarbon Flow Recent Results § B-6 reservoir response observed just 7 hours after initiating injection § Tornado 1 production rate and Rate & Pressure Response pressure steadily increasing § Currently injecting 20-25k barrels of water per day with stable aquifer injection pressure 19

Zama – Appraisal Program Overview

- Clearly delineated reservoir and **identified oil/water contacts** for Zones 3-5 and Zones 6-7
- Well test produced at ~7,900 boe/d, increasing confidence on field deliverability
- Obtained **>1,400 feet of whole core** and fluid data, critical to design of topsides, reservoir simulation models
- Talos participating interest estimated at **~21%[(1)] after unitization** with Block 7 partners and Pemex



Zama-2ST
Zama-1
Zama-3
Zama-2
Zones 3-5
Zones 6-7
OWC -3422m TVDss
OWC -3357m TVDss



Block 7 and Zama Area Map
Zama Reservoir
Oil/Water Contact
Talos Area
Pemex Area

Zama Appraisal Program is complete, confirming a gross resource range of
670 – 1,010 MMBoe

Participating Interest	Current Block 7
Talos (Operator)	35%
Premier Oil	25%
Wintershall Dea	40%

Pressure Samples



47
185
Pre-Appraisal
Post-Appraisal

Logs



5
28
Pre-Appraisal
Post-Appraisal

Fluid Samples



1
60
Pre-Appraisal
Post-Appraisal

Gross resource is not a measure of reserves prepared in accordance with SEC guidelines.
(1) Unitized Zama participating interest percentage assumes 60% Block 7, 40% Pemex result from unitization based on independent third party analysis by Netherland, Sewell & Associates.

TALOS ENERGY 20

Zama – Forward Looking Timeline



Talos Area
Zama 2ST
Zama 2
Zama 1
Zama 3
BLOCK 7
Discovery
Area of Lease Relinquishment

- Three-well appraisal program complete
- Unitization discussion with Pemex ongoing
- Consortium preparing to FID in 2H 2021
- Expect Zama resources to convert into Proved, Probable reserves upon FID



2019
2020
2021
2022
2023
2024
Appraisal Drilling
2
2ST
3
Development Plan
Development Plan & Pemex Socialization
FID
Key Regulatory
Zama Unit Negotiation
Gov't Review
Zama Project & Facility
Upstream/Rig FEED
Bidding
Platform Construction
Trans. Install
1st Oil
Zama Development Drilling
Development Drilling

21

Talos Financial Principles

Conservative balance sheet combined with calculated risk-taking and an active hedging program



Leverage

- Balance debt load to cash flow and total capitalization
- Minimize borrowing costs and financial leakage
- Maintain attractive credit profile



Liquidity

- Maintain ample liquidity
- Retain quick access to capital through sizeable RBL facility
- Manage working capital cycles
- Prioritize debt paydown in uncertain environments



Maturity Profile

- Access market windows for refinancing opportunities
- Improve ratings positioning to increase attractiveness
- Reduce or eliminate onerous call premiums



Risk Management

- Grow high-quality, diverse asset base
- Hedge to fund base business and capital program
- Minimize long-term contracts
- Optimize drilling capital
- Maintain adequate insurance

TALOS ENERGY

22

2020 Capital Expenditures & Other Cost Reductions

2020 Cost Reduction Initiatives

- Talos revised its 2020 capital program downward by ~35% from 2019 pro-forma capital expenditures and ~27% from initial 2020 guidance
  - Drilling and completion consists of a one-well program at GC 18, hook-up and completion of the 2019 discovery (Bulleit) and the Tornado waterflood
- Talos has also aggressively cut costs, leading to ~$80 MM in savings across Opex and G&A expenses as compared to the Company's initial 2020 guidance



13%
12%
15%
60%
U.S. Drilling & Completions
Other
Asset Management
Plugging & Abandonment

$377 - $397 MM

2021+ Capital Planning

- Talos maintains optionality to toggle capital investment and risk profile as commodity price environment recovers
- No long-term rig contracts, increasing flexibility to adjust spending as market develops

65 - 75%

Of EBITDA per year targeted for reinvestment in Capex

60 - 65%

Of Capex targeted for Drilling & Completions projects

TALOS ENERGY

23

Flexibility in Capital Allocation

Appropriate prioritization of capital spending ensures long-term success of the business

Drilling & Completions

- Seismic, Land and G&G spending provides the foundation for future investments
- Drilling & Completions percentage allocation should increase over time, and can be risk-adjusted for various commodity environments and portfolio management objectives

Asset Management, Plugging & Abandonment

- Talos does not expect material P&A acceleration in a lower investment environment due to active Asset Management program
- No major abandonment liabilities currently forecasted; P&A is always included in the Company's capital figures
- Expect abandonment spending to remain <15% of capital program moving forward



100%
80%
60%
40%
20%
0%
59%
13%
12%
16%
60%
15%
12%
13%
63%
10% - 15%
10% - 15%
13%
2019A
2020E Revised Guidance Midpoint
2021+ Approximate Targets
Plugging & Abandonment
Asset Management
Other
U.S. Drilling & Completions

Within D&C, a diverse prospect portfolio allows Talos to adjust risk profile for any commodity price environment

Asset Management slows declines and extends field life, thereby deferring P&A capital spending

TALOS ENERGY

24

2525

HELIX PRODUCER I
TALOS
ENERGY

Hedge Position – November 17, 2020

- Talos maintains a strong hedge position providing valuable cash flow assurance in current environment

Instrument	Volume	Avg. Price ($)
WTI Oil Hedges (Bbls/d)		
October - December 2020 Swaps	31,315	$43.29
October - December 2020 Collars	5,000	$50.00 x $57.09
Total October - December 2020 WTI Oil Hedges	**36,315**	**$44.21**(1)
January - December 2021 Swaps	20,268	$42.65
January - December 2021 Collars	1,000	$30.00 x $40.00
Total January - December 2021 WTI Oil Hedges	**21,268**	**$42.06**(1)
January - December 2022 Swaps	**10,370**	**$44.44**
LLS Oil Hedges (Bbls/d)		
January - December 2021 Swaps	**3,000**	**$38.83**
HH Natural Gas Hedges (MMBtu/d)		
October - December 2020 Swaps	**71,815**	**$2.29**
January - December 2021 Swaps	58,408	$2.56
January - December 2021 Collars	5,000	$2.50 x $3.10
Total January - December 2021 Gas Hedges	**63,408**	**$2.56**(1)
January - December 2022 Swaps	**17,970**	**$2.46**
January – June 2023 Swaps	**5,000**	**$2.61**

(1) Collars priced at Floor.

26

Inventory Overview – Generic Project Categorization

		In-Field Drilling & Development	Exploitation	Exploration
	Description	Low risk, incremental recovery	Field or play extensions	Emerging trends
Impact (Gross, Per Well)	Potential Resource Size (MMBoe)	1.0 - 5.0	5.0 - 15.0	15.0+
	Potential Production Rate (MBoe/d)	1.0 - 5.0	5.0 - 10.0	5.0 - 25.0
Risk	Probability of Success	>75%	50 - 75%	<50%
Cost (Gross, $MM)	Drilling Costs	$10 - $30	$20 - $40	$30 - $70
	Completion Costs (Success Case Only)	$10 - $25	$20 - $45	$20 - $45
	Hook-Up Costs (Success Case Only)	$0 - $20	$30 - $100	$80 - $200
	Total Capital Costs (Success Case Only)	$20 - $75	$70 - $185	$130 - $315
Timing	Spud to First Oil Cycle Time	3 - 12 mo.	12 - 18 mo.	12 - 24 mo.
Returns	Approximate Risked IRRs	60% - 100%	40% - 70%	25% - 50%

TALOS ENERGY

Note: All figures shown gross unrisked.

27